Operating Leases	12 Months Ended
Dec. 31, 2024
Operating Leases
Operating Leases

7. Operating Leases

At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the circumstances present. The Company determines a lease exists if the contract conveys the right to control an identified asset for a period of time in exchange for consideration. Control is considered to exist when the lessee has the right to obtain substantially all of the economic benefits from the use of an identified asset as well as direct the right to use of that asset. Leases with a term greater than one year are recognized on the balance sheet as right-of-use assets, lease liabilities and, if applicable, long-term lease liabilities. The Company has elected not to recognize on the balance sheet leases with terms of one year or less on the lease commencement date. If a contract is considered to be a lease, the Company recognizes a lease liability based on the present value of the future lease payments over the expected lease term, with an offsetting entry to recognize a right-of-use asset. The Company has also elected to use the practical expedient and account for each lease component and related non-lease component as one single component. The lease component results in a right-of-use asset being recorded on the balance sheet and amortized as lease expense on a straight-line basis.

The interest rate implicit in lease contracts is typically not readily determinable. As such, the Company utilizes the appropriate incremental borrowing rate, which is the rate incurred to borrow on a collateralized basis over a term similar to the term of the lease for which the rate is estimated. Certain adjustments to the right-of-use asset may be required for items such as initial direct costs paid or incentives received.

The Company leased office and research space in Rockville, Maryland under an operating lease that was subject to annual rent increases (the Lease). The Company paid a security deposit of $52,320 to be held until the expiration or termination of the Company’s obligations under the Lease. In April 2023, the Company and its landlord entered into an amendment to the Lease (the Lease Amendment). Pursuant to the Lease Amendment, the Company and the landlord agreed that the lease term for a portion of the premises, consisting of approximately 30,000 square feet, would be extended from November 1, 2023 to January 31, 2025. However, pursuant to the Company’s strategic review and restructuring plan adopted during the year ended December 31, 2024, the Company abandoned the leased space and determined that its right-of-use-asset was fully impaired. As a result, the Company recognized an impairment charge of $0.4 million, during the year ended December 31, 2024, representing the carrying value of the right-of-use asset.

The Company’s lease of the remaining premises, consisting of approximately 12,000 square feet, expired on October 31, 2023. There were no additional operating leases as of the year ended December 31, 2024.

The components of lease expense and related cash flows were as follows:

	Year Ended December 31,
	2024	2023
Operating lease cost	$450,274	$944,963
Variable lease cost	516,344	602,416
Total operating lease cost	$966,618	$1,547,379

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash outflows for operating leases	$789,183	$1,017,770

Maturities of lease liability due under these lease agreements as of December 31, 2024 were as follows:

Operating Lease
Obligation
2025	$67,401
Thereafter	—
Total	67,401
Present value adjustment	(557)
Present value of lease payments	$66,844

Supplemental information related to leases were as follows:

	December 31,	December 31,
Operating Leases	2024	2023
Weighted-average remaining lease term (in years)	0.1	1.1
Weighted-average incremental borrowing rate	10.0%	10.0%

	Year Ended December 31,
	2024	2023
Right-of-use assets obtained in exchange for operating lease obligations	$—	$872,892